WEITZ SERIES FUND, INC.

Fixed Income Fund

Government Money Market
Fund

Q U A R T E R L Y
R E P O R T

December 31, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEFIX

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WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Performance Since Inception

A long-term perspective on the Fixed Income Fund’s performance is shown below. The table shows how an investment of $25,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five and ten year periods ended December 31, 2003.

Period Ended	Value of Initial $25,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return
Dec. 23, 1988	$25,000	$—	$—	$25,000	—%
Dec. 31, 1988	24,847	—	169	25,016	—
Dec. 31, 1989	25,049	—	2,251	27,300	9.1
Dec. 31, 1990	25,579	30	4,153	29,762	9.0
Dec. 31, 1991	26,563	34	6,492	33,089	11.2
Dec. 31, 1992	26,393	33	8,491	34,917	5.5
Dec. 31, 1993	27,051	34	10,646	37,731	8.1
Dec. 31, 1994	24,901	32	11,907	36,840	-2.4
Dec. 31, 1995	27,117	34	15,497	42,648	15.8
Dec. 31, 1996	26,592	34	17,896	44,522	4.4
Dec. 31, 1997	27,290	35	21,047	48,372	8.6
Dec. 31, 1998	27,472	35	24,133	51,640	6.8
Dec. 31, 1999	26,080	33	26,001	52,114	0.9
Dec. 31, 2000	26,745	34	30,420	57,199	9.8
Dec. 31, 2001	27,583	35	34,358	61,976	8.4
Dec. 31, 2002	27,509	35	37,024	64,568	4.2
Dec. 31, 2003	28,421	36	40,176	68,633	6.3

The Fixed Income Fund’s average annual total return for the one, five and ten year periods ended December 31, 2003, was 6.3%, 5.9% and 6.2%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $32, and the total amount of income distributions reinvested was $37,644.

This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND

The chart below depicts the change in value of a $25,000 investment for the period March 31, 1993, through December 31, 2003 for the Fixed Income Fund as compared with the growth of the Lehman Brothers Intermediate U.S. Government/Credit Index during the same period. The Lehman Brothers Intermediate U.S. Government/Credit Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Fixed Income Fund on March 31, 1993 would have been valued at $47,379 on December 31, 2003.

Average Annual Total Returns

	1-Year	5-Year	10-Year
Fixed Income Fund	6.3%	5.9%	6.2%
Lehman Brothers Intermediate U.S. Government/Credit Index	4.3%	6.7%	6.6%

This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
December 31, 2003 – Quarterly Report

January 13, 2004

Dear Fellow Shareholder:

        2003 was a good year for the Fixed Income Fund. A fourth quarter gain of 1.7% brought our total return for the year to +6.3% (after all fees and expenses). For the full year, net interest income (after deducting fees and expenses) contributed about 3.2% of this gain and (realized and unrealized) appreciation of our bonds and other investments accounted for the balance of 3.1%.

        The table below summarizes total return data for our Fund compared with the average intermediate-term investment grade fixed income fund over one, five and ten year periods.

	Average Annual Total Returns**
	1-Year	5-Year	10-Year
Fixed Income Fund	6.3%	5.9%	6.2%
Average Intermediate Investment Grade Fixed Income Fund*	4.5%	5.8%	6.2%

*	Source: Lipper Analytical Services

**	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

The following table and chart shows a profile of our portfolio and asset allocation as of December 31:

Average Maturity	4.2 years
Average Duration	1.1 years
Average Coupon	3.6%
30-Day SEC Yield at 12-31-03	1.6%
Average Rating	AA

Commentary

        The Fixed Income Fund experienced a strong year of both absolute and relative performance in 2003. It is pleasing to report these results despite an environment of modestly rising interest rates for high-quality bonds (for example, interest rates on both the 5 & 10-year Treasury Bonds increased approximately 1/2 percent during 2003). Our high cash/reserve position cushioned the portfolio from rising interest rates and many of our investments performed well during the year. Some examples follow.

        Redwood Trust contributed significantly to the Fund’s performance last year. Our investment in Redwood’s convertible preferred stock (which was converted to common stock during 2003 on a 1-for-1 basis) appreciated 82% for the year and provided a solid dividend stream to our Fund. Our Redwood investment represents a good example of our willingness to commit a portion of the portfolio (less than 20%) to investments other than bonds, where the risk/reward characteristics are favorable. We trimmed our position as the price rose, but believe Redwood’s stable and growing dividend stream provides solid valuation support.

        Qwest and Adelphia also deserve mention for their contribution during 2003. While both investments caused a considerable amount of angst in 2002, they both rebounded last year. Our investment in Adelphia more than doubled, recouping nearly all of our unrealized loss. The company hired new management which deserves high marks for improving operations and charting a course for the company’s eventual emergence from bankruptcy (expected sometime in 2004). Qwest continued its balance sheet improvements during 2003, closing the sale of its directories subsidiary for $4.3 billion, part of which was used to repurchase outstanding indebtedness through a tender offer. We participated in this tender offer in the fourth quarter and sold our investment at a premium to its face value, realizing a 35% gain for the year.

Investment Strategy

        While these investment “success” stories were important elements of our performance for 2003, they should be considered within the context of our overall investment strategy.

        Our goal is to generate high current income consistent with the preservation of capital. The Fund invests primarily in short- to intermediate-term bonds, which pay a fixed “coupon” rate of interest. It will normally invest at least 80% of its net assets in fixed-income securities, but can and does hold a few common (like Redwood Trust) & preferred stocks, which pay relatively high dividends.

        The average maturity of our portfolio is generally under ten years (currently under five) and most of our bonds are “investment grade” (AAA, AA, A, and BBB rated). We believe this higher quality, short- to intermediate-term portfolio approach allows the Fund to generate most of the “coupon” returns of longer-term bonds with significantly less interest rate risk.

Outlook

        While predicting the direction of interest rates remains a difficult, if not impossible, proposition, we continue to believe the risk/reward seems heavily stacked against bond investors from today’s interest rate levels. Weakness in the dollar exchange ratio, the swelling budget and trade deficits, rising commodity prices, coupled with the prospects for continued improvement in the domestic economy all have the potential of causing inflation (which could lead to higher interest rates). Consequently, it seems prudent to continue to position our portfolio in a defensive manner by maintaining a high cash/reserve position and keeping the average life and duration of our portfolio at historic lows (4.2 and 1.1 years, respectively).

        This conservative approach may cause our Fund to under-perform should interest rates continue to decline. However, this approach should afford greater capital protection/preservation and allow us to invest on more favorable terms should interest rates rise.

Shareholder Vote to Simplify and Update Our Fund Structure

        By the time you receive this letter, you may have received a thick document explaining proposed changes in our Fund structure. These proposals will not change our investment objectives, principal investment strategies or portfolio managers. However, they will simplify and update our Fund structure and lead to greater operational efficiency that should benefit shareholders over the years. Your vote is important, so please vote and sign your proxy card when you receive it. If you have any questions about the proposals, please feel free to call Georgeson Shareholder Communications, toll-free at 1-866-861-2571.

        As always, we welcome your comments and questions.

Best regards, Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

Shareholder Information Meeting

Please Mark Your Calendars—Our Annual Shareholder Information Meeting will be held on May 25th at the Scott Conference Center at 4:30 p.m.

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WEITZ SERIES FUND, INC. — FIXED INCOME FUND Schedule of Investments in Securities December 31, 2003 (Unaudited)

Rating	Face amount		Cost	Value
		CORPORATE BONDS — 17.2%
A	$1,000,000	Countrywide Home Loans, Inc. 6.85% 6/15/04	$999,517	$1,023,992
BBB-	1,000,000	Ford Motor Credit Co. Notes 6.7% 7/16/04	999,794	1,025,827
NR	250,000	Local Financial Corp. 11.0% 9/08/04	250,000	261,875
BBB	1,000,000	ConAgra, Inc. Sub. Notes 7.4% 9/15/04	1,000,000	1,037,253
NR	750,000	Century Communications Sr. Notes 9.5% 3/01/05*	774,066	727,500
BBB	600,000	General Motors Acceptance Corp. Debs. 6.625% 10/15/05	599,239	639,180
BBB	1,000,000	Citizens Communications Co. 8.5% 5/15/06	994,977	1,092,565
BBB	1,000,000	Cox Communications, Inc. 7.75% 8/15/06	997,632	1,122,324
BBB-	850,000	Liberty Media Corp. Sr. Notes 3.5% 9/25/06	844,483	854,908
BBB-	1,000,000	Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	982,778	1,113,750
B-	700,000	Six Flags, Inc. 9.75% 6/15/07	716,842	734,125
B+	450,000	HMH Properties, Inc. 7.875% 8/01/08	443,031	470,250
BBB-	500,000	Liberty Media Corp. Sr. Notes 7.875% 7/15/09	501,649	579,982
AAA	1,000	Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,020	1,032
A-	1,000,000	Telephone & Data Systems, Inc. 9.25% 2/10/25	1,021,483	1,060,057

		Total Corporate Bonds	11,126,511	11,744,620

		MORTGAGE-BACKED SECURITIES — 4.8%
AAA	35,633	Freddie Mac REMIC Planned Amortization Class 6.25%
		1/15/28 (Estimated Average Life 0.04 years)	36,662	35,627
AAA	121,960	Freddie Mac REMIC Planned Amortization Class 6.0%
		5/15/25 (Estimated Average Life 0.04 years)	123,468	122,007
AAA	2,000,000	Fannie Mae Planned Amortization Class 5.5% 12/25/26
		(Estimated Average Life 2.5 years)	2,052,260	2,054,781
AAA	123,346	Fannie Mae 6.5% 6/01/18 (Estimated Average Life 2.6 years)	123,220	129,482
AAA	903,532	Freddie Mac 5.0% 6/01/18 (Estimated Average Life 4.2 years)	936,220	921,853

		Total Mortgage-Backed Securities	3,271,830	3,263,750

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WEITZ SERIES FUND, INC. — FIXED INCOME FUND Schedule of Investments in Securities, Continued

Rating	Face amount		Cost	Value
		TAXABLE MUNICIPAL BONDS — 2.2%
AAA	$325,000	Baltimore Maryland 7.25% 10/15/05	$326,322	$354,175
AAA	500,000	Stratford Connecticut 6.55% 2/15/13	500,000	554,150
AA+	500,000	King County Washington 8.12% 12/01/16	588,296	584,275

		Total Taxable Municipal Bonds	1,414,618	1,492,600

		U.S. GOVERNMENT AND AGENCY SECURITIES — 27.2%
AAA	2,000,000	Federal Home Loan Bank 6.04% 9/08/05	2,000,000	2,143,732
AAA	500,000	Federal Home Loan Bank 6.44% 11/28/05	500,173	542,605
AAA	1,000,000	Federal Home Loan Bank 4.0% 12/28/07	1,000,000	1,014,440
AAA	350,000	Fannie Mae 4.25% 9/17/08	352,917	356,697
AAA	2,000,000	Fannie Mae 4.125% 4/28/10	2,000,000	2,009,936
AAA	1,000,000	Freddie Mac 2.125% 6/16/10	1,000,000	992,982
AAA	1,000,000	Federal Home Loan Bank 3.0% 6/30/10	1,000,000	982,512
AAA	3,000,000	U.S. Treasury Note 5.0% 8/15/11	3,083,806	3,211,407
AAA	1,000,000	Freddie Mac 5.5% 9/15/11	999,918	1,076,829
AAA	2,150,000	Fannie Mae 5.5% 10/18/11	2,191,181	2,192,411
AAA	1,000,000	Fannie Mae 6.25% 3/22/12	1,036,258	1,044,945
AAA	3,000,000	Freddie Mac 5.125% 8/20/12	3,009,693	3,001,044

		Total U.S. Government and Agency Securities	18,173,946	18,569,540

	Shares or units
		COMMON STOCKS — 2.5%
	15,000	Hanover Capital Mortgage Holdings, Inc.	116,824	185,100
	30,000	Redwood Trust, Inc.	766,304	1,525,500

		Total Common Stocks	883,128	1,710,600

		CONVERTIBLE PREFERRED STOCKS — 0.9%
BBB	25,000	Citizens Communications Co. - Equity Units +	503,027	632,250

		NON-CONVERTIBLE PREFERRED STOCKS — 0.5%
B1	5,000	Pennsylvania Real Estate Investment Trust 11% Pfd. Series A	215,625	305,000

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WEITZ SERIES FUND, INC. — FIXED INCOME FUND Schedule of Investments in Securities, Continued

Rating	Face amount or shares		Cost	Value
		SHORT-TERM SECURITIES — 44.0%
	4,027,843	Wells Fargo Government Money Market Fund	$4,027,843	$4,027,843
AAA	1,000,000	Federal Home Loan Bank Discount Note 1/12/04	999,684	999,775
AAA	25,000,000	U.S. Treasury Bills due 1/29/04 to 3/25/04	24,961,501	24,963,028

		Total Short-Term Securities	29,989,028	29,990,646

		Total Investments in Securities	$65,577,713	67,709,006

		Other Assets Less Liabilities — 0.7%		486,976

		Total Net Assets — 100%		$68,195,982

		Net Asset Value Per Share		$11.53

*	Non-income producing

+	Each Equity Unit consists of a purchase contract for shares of Citizens Communications Co. common stock and a senior note, with a face amount of $625,000, due August 17, 2006 issued by Citizens Communications Co.

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WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
December 31, 2003 – Quarterly Report

January 12, 2004

Dear Fellow Shareholder:

        The yield on the Government Money Market Fund was unchanged during the fourth quarter with the 7-day and 30-day yields of our portfolio at 0.4% at December 31st. For the year, our total return, assuming reinvestment of interest income, was 0.6%. (An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Review and Outlook

        2003 will likely be marked as a year of dubious distinction by investors in money market funds. The full effect of the Federal Reserve’s campaign to jumpstart the economy became evident to money market investors as money market yields (and hence total returns) plummeted. Fractional returns (yields of less than 1%) were (and are) the order of the day and there appears to be little hope of any near term change. While the path of least resistance seems to point towards higher short-term interest rates, especially given the pace of recent economic activity, it would appear that the Fed is more than willing to wait until they see the “whites” of inflation’s “eyes” before acting. Consequently, more of the same (i.e. extremely low, fractional returns) is likely in store for much, if not all, of 2004.

Our Strategy

        The strategy in our Government Money Market Fund remains conservative. We invest in short-term government securities that have a weighted average maturity of less than 90 days whose returns are largely affected by near-term monetary policy. A change in the “going rate” in the short-term government security market impacts our yields fairly quickly. And while current returns as measured by the low level of money market fund yields certainly don’t generate a lot of excitement, we will continue to work towards achieving our investment objective, thus providing current income consistent with the preservation of capital and maintenance of liquidity.

        Overall, our Government Money Market Fund is designed for investors with a short investment horizon and low risk tolerances. Keeping these objectives in mind should help investors maintain their investment discipline in the present interest-rate environment where the temptation to assume more risk in search of higher returns may not be consistent with their investment objectives.

Shareholder Vote to Simplify and Update Our Fund Structure

        By the time you receive this letter, you may have received a thick document explaining proposed changes in our Fund structure. These proposals will not change our investment objectives, principal investment strategies or portfolio managers. However, they will simplify and update our Fund structure and lead to greater operational efficiency that should benefit shareholders over the years. Your vote is important, so please vote and sign your proxy card when you receive it. If you have any questions about the proposals, please feel free to call Georgeson Shareholder Communications, toll-free at 1-866-861-2571.

If you have any questions about the mechanics of the Fund or our investment strategy, please call.

Best regards, Thomas D. Carney Portfolio Manager

Shareholder Information Meeting

Please Mark Your Calendars—Our Annual Shareholder Information Meeting will be held on May 25th at the Scott Conference Center at 4:30 p.m.

12

WEITZ SERIES FUND, INC. GOVERNMENT MONEY MARKET FUND Schedule of Investments in Securities December 31, 2003 (Unaudited)

Rating	Face amount		Value
		U.S. GOVERNMENT AND AGENCY SECURITIES — 95.4% +
AAA	$8,000,000	U.S. Treasury Bill 0.931% 1/22/04	$7,995,737
AAA	11,000,000	U.S. Treasury Bill 0.953% 1/29/04	10,992,001
AAA	12,000,000	U.S. Treasury Bill 0.943% 2/12/04	11,987,050
AAA	6,000,000	U.S. Treasury Bill 0.927% 3/04/04	5,990,445
AAA	9,000,000	Federal Home Loan Bank Discount Note 1.055% 3/17/04	8,980,335
AAA	8,000,000	U.S. Treasury Bill 0.856% 3/25/04	7,984,320

		Total U.S. Government and Agency Securities	53,929,888

Shares
	SHORT-TERM SECURITIES — 4.4%
2,496,860	Wells Fargo 100% Treasury Money Market Fund	2,496,860

	Total Investments in Securities (Cost $56,426,	56,426,748
	Other Assets Less Liabilities — 0.2%	124,146

	Total Net Assets — 100%	$56,550,894

+	Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.

**	Cost is the same for Federal income tax purposes.The accompanying notes form an integral part of these financial statements.

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Board of Directors
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

Officers
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President

Investment Adviser
  Wallace R. Weitz & Company

Distributor
  Weitz Securities, Inc.

Custodian
  Wells Fargo Bank Minnesota,
  National Association

Transfer Agent and Dividend Paying Agent
  Wallace R. Weitz & Company

Sub-Transfer Agent
  Boston Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1/23/04